o TF1 P-1

                      SUPPLEMENT DATED NOVEMBER 14, 2000
                             TO THE PROSPECTUS OF

                            FRANKLIN TAX-FREE TRUST
   (TF1 - Franklin Arizona Insured, Florida Insured, Insured, Massachusetts Insured, Michigan Insured, Minnesota Insured and Ohio Insured Tax-Free Income
                                    Funds)
                              dated July 1, 2000

On November 14, 2000, Franklin Tax-Free Trust's Board of Trustees approved a proposal to merge the Franklin Arizona Insured Tax-Free Income Fund ("the Arizona Insured Fund") into the Franklin Arizona Tax-Free Income Fund, subject to shareholder approval. The investment goal of each Fund is to provide investors with as high a level of income exempt from federal income taxes and from personal income taxes, if any, for resident shareholders of Arizona as is consistent with prudent investment management and the preservation of shareholders' capital. These goals are fundamental, which means they may not be changed without shareholder approval. The board believes this proposed merger will benefit shareholders of both Funds.

It is anticipated that in several months shareholders of the Arizona Insured Fund will receive a proxy and proxy statement requesting their votes on the merger.

The Arizona Insured Fund will be closed to new investors after the close of market on December 4, 2000. If you are a shareholder of record as of the close of market on December 4, 2000, you may continue to add to your account, subject to your applicable minimum additional investment amount, or buy additional shares through reinvestment of dividend or capital gain distributions until the merger is approved by the Arizona Insured Fund's shareholders. If the merger is approved by the Arizona Insured Fund's shareholders, the Fund also will be closed to purchases by existing shareholders, except through the reinvestment of dividend or capital gain distributions or through established automatic investment plans.

Although you may redeem your shares, please keep in mind that if you sell all the shares in your account after December 4, 2000, your account will be closed and you will not be allowed to buy additional shares of the Arizona Insured Fund or to reopen your account in the Arizona Insured Fund. If you sell your shares in the Arizona Insured Fund, you may reinvest some or all of the proceeds in most of the other Franklin Templeton funds within 365 days without an initial sales charge. The proceeds must be reinvested within the same share class.

               Please keep this supplement for future reference.